UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

3M Company

(Exact name of registrant as specified in its Charter)

Delaware	1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MMM MMM	New York Stock Exchange, Inc. Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
Floating Rate Notes due 2020		New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.
New York Stock Exchange, Inc.

Note: the common stock of the Registrant is also traded on the SWX Swiss Exchange

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting of Stockholders of the Company held on May 14, 2019, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the twelve nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas “Tony” K. Brown	389,073,221	2,661,423	1,279,528	108,297,831
Pamela J. Craig	389,286,268	2,631,750	1,096,154	108,297,831
David B. Dillon	388,439,098	3,332,741	1,242,333	108,297,831
Michael L. Eskew	373,102,647	18,577,921	1,333,604	108,297,831
Herbert L. Henkel	382,841,753	8,987,986	1,184,433	108,297,831
Amy E. Hood	388,967,460	2,998,775	1,047,937	108,297,831
Muhtar Kent	387,951,959	3,756,137	1,306,076	108,297,831
Edward M. Liddy	379,580,350	12,177,245	1,256,577	108,297,831
Dambisa F. Moyo	389,046,212	2,824,332	1,143,628	108,297,831
Gregory R. Page	389,294,876	2,524,116	1,195,180	108,297,831
Michael F. Roman	375,871,716	14,867,560	2,274,896	108,297,831
Patricia A. Woertz	389,053,345	2,926,175	1,034,652	108,297,831

Proposal No. 2 — The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2019.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
483,323,579	16,189,105	1,799,319	N/A

Proposal No. 3 — The stockholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2019 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
369,206,304	19,551,942	4,255,926	108,297,831

Proposal No.4 — The stockholders did not approve the stockholder proposal on setting target amounts for CEO compensation.*

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
38,494,266	346,502,328	8,017,578	108,297,831

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*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 15, 2019

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